UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 1, 2012

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01.  Completion of Acquisition or Disposition of Assets
Item 9.01.  Financial Statements and Exhibits

EXHIBIT INDEX

EX-10.1:  OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company (incorporated by reference to DealerTrack’s current report on Form 8-K filed on December 21, 2011).

EX-99.1: Unaudited pro forma condensed combined financial information of DealerTrack Holdings, Inc.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On January 1, 2012, Chrome Systems, Inc. (“Chrome”), a wholly owned subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”), contributed substantially all of its assets and liabilities to the joint venture (the “Joint Venture”) formed pursuant to the terms of the Omnibus Agreement, dated as of December 20, 2011, by and among Chrome, Autodata Solutions, Inc. (“Autodata”), Autodata Solutions Company, and AutoChrome Company (the “Omnibus Agreement”).  As a result, the business of Chrome will now be operated by the Joint Venture.

The consideration received by Chrome was a 50% interest in the Joint Venture.  DealerTrack, Inc. also received a perpetual, irrevocable license to use certain Joint Venture intellectual property and data in its products and services.

Pursuant to the Omnibus Agreement, the parties formed “Chrome Data Solutions” as the Joint Venture through the organization of (i) a Delaware limited liability company, (ii) a Delaware limited partnership that is a subsidiary of such limited liability company and (iii) a Nova Scotia unlimited liability company, pursuant to which the parties will collaboratively develop, market and sell automotive content products and services.  As noted above, Chrome contributed substantially all of its assets and liabilities to the Joint Venture.  In addition, Autodata contributed substantially all of the assets and liabilities of its content division, other than certain intellectual property that has been exclusively licensed to the Joint Venture. The Omnibus Agreement also provides for a working capital adjustment and other customary adjustments.

The foregoing description of the Omnibus Agreement does not purport to be complete and is qualified in its entirety by reference to the Omnibus Agreement, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet as of September 30, 2011 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 presented herein are based on the historical financial statements of DealerTrack after giving effect to (i) the contribution by Chrome of substantially all of its assets to the Joint Venture pursuant to the Omnibus Agreement (the “Chrome Contribution”), (ii) the sale of ALG, Inc. (the “ALG Disposition”) and (iii) the acquisition of triVIN Holdings, Inc. (the “triVIN Acquisition”, and collectively with the Chrome Contribution and the ALG Disposition, the “Specified Transactions”) and applying the assumptions and adjustments described in the accompanying notes.  The foregoing unaudited pro forma condensed combined balance sheets and statements of operations are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet as of September 30, 2011 gives effect to the Specified Transactions as if the Specified Transactions occurred on September 30, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 give effect to the Specified Transactions as if the Specified Transactions occurred on January 1, 2010.

The DealerTrack balance sheet and statement of operations information as of and for the nine months ended September 30, 2011 was derived from its unaudited condensed consolidated financial statements included in its Form 10-Q for the quarterly period ended September 30, 2011, and incorporated by reference herein. The DealerTrack statement of operations information for the year ended December 31, 2010 was derived from its audited consolidated financial statements included in its Form 10-K for the year ended December 31, 2010, and incorporated by reference herein.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions or cost savings that may be associated with the Specified Transactions. The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have occurred had the Specified Transactions occurred during the specified periods. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of DealerTrack included in its Annual Report on Form 10-K for the year ended December 31, 2010 incorporated by reference herein.

The pro forma financial information is presented for informational purposes only and does not purport to represent what DealerTrack’s results of operations or financial position would have been had the Specified Transactions occurred on the dates indicated or to project DealerTrack’s financial position as of any future date or DealerTrack’s results of operations for any future period.

(d)  Exhibits.

Exhibit No.	Description

10.1
OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company (incorporated by reference to DealerTrack’s current report on Form 8-K filed on December 21, 2011).

99.1	Unaudited pro forma condensed combined financial information of DealerTrack Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 1, 2012

DealerTrack Holdings, Inc.

By:
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1
OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company (incorporated by reference to DealerTrack’s current report on Form 8-K filed on December 21, 2011).

99.1	Unaudited pro forma condensed combined financial information of DealerTrack Holdings, Inc.